CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Thousands	Dec. 31, 2016 CNY (¥) shares	Dec. 31, 2015 CNY (¥) shares
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance | ¥	¥ 11,424	¥ 5,559
Long-term investments, marketable securities measured at fair value | ¥	¥ 204,945	¥ 166,546
Ordinary shares, shares authorized	8,000,000,000	8,000,000,000
Ordinary shares, shares issued	281,379,130	253,978,323
Ordinary shares, shares outstanding	278,282,366	250,881,559
Treasury stock, shares	3,096,764	3,096,764